UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   May 22, 2003

PPT VISION, INC.
(Exact name of Registrant as specified in its charter)

Minnesota	0-11518	41-1413345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12988 Valley View Road Eden Prairie, Minnesota		55344
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 996-9500

Items 1-6, 8, 10, and 11 are not applicable and therefore omitted.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report:

Exhibit No.	Description of Exhibit
99.1	Press release issued May 22, 2003.

ITEM 9. REGULATION FD DISCLOSURE (Item 12, Disclosure of Results of Operations and Financial Condition).

Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, PPT Vision, Inc. hereby furnishes a press release, issued on May 22, 2003, disclosing material non-public information regarding its results of operations for the quarter ended April 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PPT VISION, INC.

	By	/s/ Timothy C. Clayton
Timothy C. Clayton
Chief Financial Officer

Dated: May 22, 2003